CMG HIGH YIELD FUND
                                  (the "Fund")
                 Supplement to Prospectus dated December 1, 2004


The section "MANAGEMENT: MANAGEMENT FEES AND PORTFOLIO MANAGERS" is revised in its entirety with respect to "Portfolio Manager for the Fund" and replaced with the following for CMG High Yield Fund:

Stephen Peacher, a managing director of Columbia Management, is the lead manager for the Fund and has co-managed the Fund since September, 2005. Mr. Peacher has been associated with Columbia Management since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team for the previous five years.

Kevin L. Cronk, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Cronk has been associated with Columbia Management or its predecessors since August, 1999.

Thomas A. LaPointe, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. LaPointe has been associated with Columbia Management or its predecessors since February, 1999.


SUP-47/90635-0905                                            September 19, 2005